CONSENT AND AMENDMENT NO. 2 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
          THIS CONSENT AND AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of December 30, 2005 and is by and among BANK OF AMERICA, N.A, successor to FLEET CAPITAL CORPORATION, a Rhode Island corporation, and the other parties identified as Lenders on the signature pages hereto (collectively, “Lenders”), on the one hand, and WABASH NATIONAL CORPORATION, a Delaware corporation (“Wabash”), WABASH NATIONAL, L.P., a Delaware limited partnership (“WNLP”), WNC CLOUD MERGER SUB, INC., an Arkansas corporation (“WNC Cloud”), and FTSI DISTRIBUTION COMPANY, L.P., a Delaware limited partnership (“FTSI” and collectively with Wabash, WNLP and WNC Cloud, “Borrowers”), on the other hand. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to herein below.
W I T N E S S E T H:
          WHEREAS, Lenders and Borrowers are parties to an Amended and Restated Loan and Security Agreement, dated as of December 30, 2004 (as the same has been and may be amended, or modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrower;
          WHEREAS, Wabash desires to acquire all of the capital stock of Transcraft Corporation, a Delaware corporation (“Target”), on or before February 15, 2006 on terms substantially similar to those set forth in that certain Letter of Intent, dated December 7, 2005, between Wabash and Target (the “Acquisition”); such Acquisition does not qualify as a Permitted Acquisition under the Loan Agreement and consummation thereof would be a Default under Section 8.2.1 of the Loan Agreement and an Event of Default under Section 10.1.3 of the Loan Agreement absent prior written consent from the Majority Lenders;
          WHEREAS, the Borrowers desire to transfer certain Property from WNTC to FTSI (the “Intercompany Asset Transfer”); consummation of such transfer would be a Default under Section 8.2.9 and an Event of Default under Section 10.1.3 of the Loan Agreement absent prior written consent from the Majority Lenders;
          WHEREAS, Borrowers have requested that the Majority Lenders consent to each of the Acquisition and the Intercompany Asset Transfer on the terms and subject to the conditions hereinafter set forth;
          WHEREAS, Borrowers have requested that the Majority Lenders amend the Loan Agreement in certain respects; and
          WHEREAS, the Majority Lenders have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:
          1. Consent. Subject to the satisfaction of the conditions set forth in Section 4 below, the Majority Lenders hereby consent to:
          (a) the consummation by Wabash of the Acquisition; provided that (i) the Acquisition complies with all provisions of the definition of the term Permitted Acquisition contained in Appendix A to the Loan Agreement, other than clauses (f), (h) and (j) of such definition, (ii) the total consideration (including cash, notes and other debt, maximum earnouts, consulting and non-compete payments and the like) for the Acquisition shall not exceed $75,500,000 and (iii) the Borrowers satisfy the following conditions subsequent within 3 Business Days after the closing of the Acquisition:
(1)	the Borrowers shall satisfy subsection 8.1.8 of the Loan Agreement with respect to the Target;

(2)	the Borrowers shall deliver to Agent consents in favor of Agent to the collateral assignment of rights and indemnities under the documents related to the Acquisition; and

(3)	the Borrowers shall deliver to Agent updates to the Exhibits to the Loan Agreement reflecting the consummation of the Acquisition.
          (b) the Intercompany Asset Transfer; provided that such transfer occurs on or prior to December 31, 2005.
This is a limited consent and shall not be deemed to constitute a waiver of, or consent to, any other existing or future breach of the Loan Agreement.
          2. Amendment. Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance upon the representations and warranties of Borrowers set forth in Section 5 below, the definition of the term EBITDA contained in Exhibit 8.3 to the Loan Agreement is hereby amended and restated in its entirety as set forth below:
     EBITDA – with respect to any period, the sum of net earnings (or loss) before Interest Expense, income taxes, depreciation, amortization and other non-cash charges (including (i) gains and losses from currency fluctuations, (ii) impairment charges relating to fixed assets or intangibles and (iii) expenses relating to stock options and restricted stock grants for such period but excluding any extraordinary gains for such period), all as determined for Wabash and its Subsidiaries on a Consolidated basis and in accordance with GAAP.

          3. Scope of Amendment. Subject to the satisfaction of the conditions set forth in Section 4 below and in reliance upon the representations and warranties of Borrowers set forth herein, this Amendment shall have the effect of amending the Loan Agreement as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.
          4. Conditions to Effectiveness. The effectiveness of this Amendment and the amendments contained herein are subject to the satisfaction of the following conditions precedent or concurrent:
          (a) Agent shall have received a copy of this Amendment executed by Borrowers and the Majority Lenders, together with a reaffirmation of Guaranty Agreement executed by each Guarantor; and
          (b) No Default or Event of Default shall be in existence.
          5. Representations and Warranties. To induce Lenders to execute and deliver this Amendment, Borrowers hereby represent and warrant to Lenders that, after giving effect to this Amendment:
          (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);
          (b) No Default or Event of Default has occurred which is continuing;
          (c) This Amendment, and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms; and
          (d) The execution and delivery by Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.
          6. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          8. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission or electronic mail shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.
[Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

LENDERS:

BANK OF AMERICA, N.A, successor to
FLEET CAPITAL CORPORATION,
as Agent and as a Lender

By:
Title:

Signature Page to Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement

NATIONAL CITY BUSINESS CREDIT, INC.,
as Syndication Agent and as a Lender

By:
Title:

Signature Page to Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement

GENERAL ELECTRIC
CAPITAL CORPORATION, as a Documentation Agent and as a Lender

By:
Title:

Signature Page to Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement

WACHOVIA BANK,
NATIONAL ASSOCIATION, as a
Documentation Agent and as a Lender

By:
Title:

Signature Page to Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement

FIFTH THIRD BANK (CENTRAL INDIANA),
as a Lender

By:
Title:

Signature Page to Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:

Title:

Signature Page to Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:

Title:

Signature Page to Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement

BORROWERS:

WABASH NATIONAL CORPORATION

By:

Title:

WABASH NATIONAL, L.P.

By:

Title:

WNC CLOUD MERGER SUB, INC.

By:

Title:

FTSI DISTRIBUTION COMPANY, L.P.

By:

Title:

Signature Page to Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement

REAFFIRMATION
     Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Apex Trailer Leasing & Rentals, L.P., a Delaware limited partnership, Continental Transit Corporation, an Indiana corporation, Wabash National Services, L.P., a Delaware limited partnership, and Cloud Oak Flooring Company, Inc., an Arkansas corporation (each “Guarantor” and collectively, “Guarantors”), hereby (i) acknowledge receipt of a copy of the foregoing Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement (the “Amendment”); (ii) affirm that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which any Guarantor is a party; and (iii) reaffirm that such Loan Documents and all obligations of the Guarantors thereunder shall continue to remain in full force and effect.
     IN WITNESS WHEREOF, Guarantors have executed this Reaffirmation on and as of the date of the Amendment.

WABASH NATIONAL TRAILER CENTERS, INC.

By:

Title:

WABASH FINANCING LLC

By:

Title:

NATIONAL TRAILER FUNDING, L.L.C.

By:

Title:

APEX TRAILER LEASING & RENTALS, L.P.

By:

Title:

Signature Page to Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement

CONTINENTAL TRANSIT CORPORATION

By:

Title:

WABASH NATIONAL SERVICES, L.P.

By:

Title:

CLOUD OAK FLOORING COMPANY, INC.

By:

Title:

Signature Page to Consent and Amendment No. 2 to Amended and Restated Loan and Security Agreement